UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2018

Digerati Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-15687	74-2849995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 NE Loop 410, Suite 126
San Antonio, Texas 78209
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 775-0888

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01  Changes in Registrant’s Certifying Accountant

(a)       Resignation of Previous Independent Registered Public Accounting Firm.

Our Board of Directors accepted the October 14, 2018 resignation of LBB & Associates, Ltd., LLP (“LBB”) as our independent registered public accounting firm.

Neither of LBB’s reports on the consolidated financial statements for the past two audited fiscal years (July 31, 2017 and 2016) contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except that the reports included an explanatory paragraph relating to an uncertainty as to our ability to continue as a going concern.

During the two most recent audited fiscal years (July 31, 2017 and 2016), and subsequent interim period preceding the resignation of LBB, there have been no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of LBB, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years or any subsequent interim period preceding the resignation of LBB, none of the reportable events listed in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K occurred while LBB was engaged.

We previously provided LBB a copy of this current report on Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not LBB agrees with the above statements. We have received the requested letter from LBB stating that they agree, a copy of which is filed as Exhibit 16.1 to this report.

(b)       Engagement of New Independent Registered Public Accounting Firm.

On October 15, 2018, our Board of Directors appointed MaloneBailey, LLP (“MaloneBailey”) to serve as our independent registered public accounting firm for the fiscal year ending July 31, 2018, effective immediately.

During our two most recent fiscal years and through the interim period through April 30, 2018, neither we nor anyone on our behalf consulted MaloneBailey regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided by MaloneBailey to us that MaloneBailey concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1) (v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit

16.1	Letter from LBB to the Securities and Exchange Commission

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

Dated: October 19, 2018	By:	/s/ Antonio Estrada Jr.
		Name:	Antonio Estrada Jr.
		Title:	Chief Financial Officer

2